UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

          March 26, 2010
Date of report (Date of earliest event reported)

     Universal Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20848	65-0231984
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation or organization)		Identification No.)

1110 W. Commercial Blvd. Suite 100, Fort Lauderdale, Florida 33309
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:          (954) 958-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 26, 2010, the Board of Directors of Universal Insurance Holdings, Inc. ("Universal"), in accordance with Universal's charter and bylaws, expanded its size by one seat and appointed Michael A. Pietrangelo to the Universal Board of Directors.

There are no arrangements or understandings between Mr. Pietrangelo and any other person pursuant to which he was elected.  There are no transactions involving Universal and Mr. Pietrangelo that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

A copy of the press release is furnished with the Report as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press Release, dated March 26, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 26, 2010	UNIVERSAL INSURANCE HOLDINGS, INC.

/s/ James M. Lynch
James M. Lynch
Chief Financial Officer